Subsequent events	12 Months Ended
Dec. 31, 2016
Subsequent events [Abstract]
Subsequent events
28.	Subsequent events

Restricted shares grant

In March 2017, 1,130,000 restricted shares had been granted to certain executive officers or employees of the Group under the 2010 share incentive plan.

Repurchase of shares

In the first quarter of 2017, 465,350 common shares had been repurchased from certain executive officers or employees of the Group.

Investments

In December 2016, the Group agreed to pay USD 3.5 million (RMB 24 million) as the consideration to acquired 80% equity interests in Henan Tourism Information Co., Ltd., a company in Henan, the PRC which engages in internet audio and visual services. This acquisition was not closed as of April 20, 2017.